SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: August 30, 2000
(Date of earliest event reported)

        Commission File No. 333-65481




                    Wells Fargo Asset Securities Corporation
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   Delaware                                             52-1972128
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(State of Incorporation)                    I.R.S. Employer Identification No.



7485 New Horizon Way, Frederick, Maryland                          21703
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 Address of principal executive offices                         (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




                      Norwest Asset Securities Corporation
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events

        On August 30, 2000, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2000-5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $322,895,942.27. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 30, 2000, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2000-5, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,768,540.55 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

        As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.15% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

        Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

        Elections will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

        ITEM 7.Financial Statements and Exhibits

        (c)  Exhibits

 Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
------------------                           -----------
        (EX-4)                       Pooling and Servicing Agreement,
                                     dated as of August 30, 2000, among
                                     Wells Fargo Asset Securities
                                     Corporation, Wells Fargo Bank
                                     Minnesota, National Association
                                     and First Union National Bank, as trustee.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WELLS FARGO ASSET SECURITIES CORPORATION


August 30, 2000
                                        /s/ Alan S. McKenney
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                                               Alan S. McKenney
                                               Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------                             --------------
(EX-4)                 Pooling and Servicing                           E
                       Agreement, dated as of August 30, 2000
                       among Wells Fargo Asset Securities
                       Corporation, Wells Fargo Bank Minnesota,
                       National Association and First Union
                       National Bank, as trustee.